UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices) (Zip Code)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)         Reliance Steel & Aluminum Co. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 16, 2018; 65,302,967 shares were represented in person or by proxy, or 90.27% of the total shares outstanding.

(b)         Stockholders voted on the matters set forth below:

1.  The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next Annual Meeting, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Sarah J. Anderson	59,396,454	302,180	50,094	5,554,239
Karen W. Colonias	59,554,885	143,388	50,455	5,554,239
John G. Figueroa	59,362,231	351,553	34,944	5,554,239
Thomas W. Gimbel	59,030,600	682,914	35,214	5,554,239
David H. Hannah	59,383,191	344,026	21,511	5,554,239
Douglas M. Hayes	58,844,944	869,447	34,337	5,554,239
Mark V. Kaminski	58,962,811	750,795	35,122	5,554,239
Robert A. McEvoy	59,415,756	297,031	35,941	5,554,239
Gregg J. Mollins	59,554,349	168,924	25,455	5,554,239
Andrew G. Sharkey, III	59,193,731	522,560	32,437	5,554,239
Douglas W. Stotlar	59,593,513	103,423	51,792	5,554,239

2. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

The vote was 59,196,684 for; 483,221 against; and 68,823 abstentions.  There were 5,554,239 broker non-votes.

3. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was approved based upon the following votes:

The vote was 64,939,683 for; 328,393 against; and 34,891 abstentions.  There were no broker non-votes.

4.  The stockholder proposal regarding changes to the Company’s proxy access bylaw was not approved based upon the following votes:

The vote was 16,912,701 for; 42,734,041 against; and 101,986 abstentions.  There were 5,554,239 broker non-votes.

(c)          Not applicable.

(d)         Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: May 18, 2018	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary